UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2006

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At a meeting held on April 5, 2006, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its executive officers.

Approval of Fiscal 2007 Base Salaries

The Committee set annual base salaries, for the fiscal year ending February 28, 2007 (“FY 2007”), for certain of the Company’s senior management personnel, including its executive officers. The following table sets forth the annual base salary levels for Fiscal 2007 of those executive officers identified below*:

Name And Position	FY 2007 Base salary
Richard Sands, Chairman of the Board and Chief Executive Officer	$ 1,040,000
Robert Sands, President and Chief Operating Officer	$ 852,800
Alexander L Berk, Chief Executive Officer, Constellation Beers and Spirits	$ 608,159
Thomas S. Summer, Executive Vice President and Chief Financial Officer	$ 487,675

_____________________________
*The Company has previously announced that the remaining named executive officer, Stephen Millar, retired from his position of Chief Executive Officer, Constellation Wines effective February 28, 2006. While he has retained an employment relationship with the Company, no action was taken with respect to his FY2007 base salary.

FY 2006 Incentive Awards

The Committee determined the amount to be paid as annual incentive awards under the Company’s Annual Management Incentive Plan (the “Annual Bonus Plan”) in accordance with its 2006 Fiscal Year Award Program (the “2006 Bonus Program”). With respect to the Company’s executive officers, the amounts of awards were calculated in accordance with the terms of the 2006 Bonus Program based on three variables: the participant’s management position, salary and achieved Company performance for the plan year. Awards were based on a percentage of base salary. Performance targets are based on operating income, using the first-in, first-out method of accounting for inventory valuation before any adjustments are made for reserves. The following table sets forth cash payments to those executive officers identified below in respect of their annual incentive awards for the fiscal year ended February 28, 2006 (“FY 2006”):

Name	Award
Richard Sands	$ 1,228,817
Robert Sands	$ 1,006,944
Stephen B. Millar*	$ 473,278*
Alexander L. Berk	$ 493,310
Thomas S. Summer	$ 325,463

______________________________
*Mr. Millar is paid in Australian dollars. The amount appearing in this table has been converted into United States dollars at a conversion rate of Australia A$1 = US$ .7513.

Criteria for 2007 Fiscal Year Incentive Awards

The Committee adopted the 2007 Fiscal Year Award Program for Executive Officers (the “2007 Program for Executive Officers”) establishing the criteria and the targets under the Annual Bonus Plan for FY 2007. Awards will be based on a percentage of base salary, depending upon the participant’s management position, and achieved performance. As only executive officers of the Company participate in the 2007 Program for Executive Officers, performance will be based solely upon achieved Company performance for the plan year, with potential awards ranging from a minimum of 17.5% to a maximum of 240% of base salaries for executive officers. The amounts of awards will be calculated based upon the same variables used in the 2006 Bonus Program and summarized above, including performance targets being based upon operating income, using the first-in, first-out method of accounting for inventory valuation before adjustments are made for reserves.

Stock Option Awards

The Committee granted options to purchase shares of its Class A Common Stock under its Amended and Restated Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of its management personnel, including its executive officers. The following table sets forth information regarding grants to those executive officers identified below*:

Name	Number Of Stock Options	Exercise Price Per Share (3)
Richard Sands	201,000 (1)	$ 25.88
Richard Sands	30,000 (2)	$ 25.88
Robert Sands	164,800 (1)	$ 25.88
Robert Sands	30,000 (2)	$ 25.88
Alexander L. Berk	82,300 (1)	$ 25.88
Thomas S. Summer	66,000 (1)	$ 25.88
Thomas S. Summer	30,000 (2)	$ 25.88

______________________________
*The Company has previously announced that the remaining named executive officer, Stephen Millar, retired from his position of Chief Executive Officer, Constellation Wines effective February 28, 2006. While he has retained an employment relationship with the Company, he did not receive a grant of options.

(1) Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. One-fourth of the options become exercisable on each of the following anniversary dates: April 5, 2007, April 5, 2008, April 5, 2009 and April 5, 2010 provided that the option holder remains employed on that date. Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a change in control.

(2) Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. These performance options will vest following both the closing of the Company’s acquisition of Vincor International Inc. on or before December 31, 2006 and the passage of time. One-fourth of the options become exercisable on each of the following anniversary dates: April 5, 2007, April 5, 2008, April 5, 2009 and April 5, 2010 provided that the option holder remains employed on that date. Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a change in control.

(3) The exercise price is equal to the closing price of the Class A Common Stock on the New York Stock Exchange on April 5, 2006.

Executive Health Services Perquisite

The Committee also approved an expanded annual physical health review as a perquisite for executive officers. The executive may select from an array of covered tests. It is estimated that the value of these services is approximately $3,200 per participant and receipt of this perquisite is voluntary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.
Date: April 10, 2006	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.